Eclipse Identity Recognition Corporation

Advisory Board Agreement

Joseph K. Petter

____________________________________________________________________________________

ECLIPSE IDENTITY RECOGNITION CORPORATION

ADVISORY BOARD AGREEMENT

THIS ADVISORY BOARD AGREEMENT (the  “Agreement”) is made effective as of AUGUST  10,

2012   (the   "Effective   Date")   by   and   between   Eclipse   Identity   Recognition   Corporation   (the

"Company"), organized under the laws of the State of Delaware, United States of America,  and Joseph

K. Petter (the "Advisor", “You”, “Your”).

RECITALS

A. Company desires to obtain the services of Advisor to serve on the Company’s Board of Advisors (the

“CBA”), and the Advisor desires to serve on the CBA, upon the following terms and conditions.

B.  Company  has  spent  significant  time,  effort,  and  money  to  develop  certain  Business  Strategies  and

Plan, including but not limited to Proprietary Information (as defined below), which Company considers vital to its business and goodwill.

C.   The   Business   Strategies   and   Plan,   including   but   not   limited   to   Proprietary   Information   may

necessarily  be  communicated  to  or  received  by  Advisor  in  the  course  of  serving  on  the  CBA  for  the

Company,  and  Company  desires  to  obtain  the  Services  of  Advisor,  only if,  in  doing  so,  it  can  protect  its

Proprietary Information and goodwill.

D. Company does not, however, desire to receive from Advisor, or for Advisor to either induce the  use  of  or  use  in  connection  with  the  performance  of  the  Services,  any  information  which  is confidential  to  or  ownership  of  which  resides  in  a  third  party,  whether  acquired  either  prior  to  or subsequent to Advisor's retention hereunder.

AGREEMENT

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.   Advisory Board Member   and   Term   and   Termination. Company   hereby   appoints   Advisor   to

serve  on  Company’s  Advisory Board  and  shall  perform  the  Services  per  this  Agreement.  The  term  of this Agreement (the “Term”) shall be the period commencing on the Effective Date and will continue for a  term  of  one  (1)  year,  to  renew  annually  automatically,  unless  terminated  upon  thirty  (30)  days  prior written notice delivered by either party to the other for any reason. Upon any termination of the Services as provided in the preceding sentence, this Agreement shall terminate except that the provisions set forth in Sections 4, 5 and 7 of this Agreement shall survive such termination.

____________________________________________________________________________________________________

Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com

Eclipse Identity Recognition Corporation

Advisory Board Agreement

Joseph K. Petter

____________________________________________________________________________________

2.   Position, Duties, Responsibilities.

a.  Duties. Advisor  shall  perform  those  services  (“Services”)  as  reasonably  requested  by  the  Company from  time  to  time,  including  but  not  limited  to  the  Services  described  on  Exhibit  A  attached  hereto.

Advisor  shall  devote  Advisor's  commercially  reasonable  efforts  and  attention  to  the  performance  of  the

Services  for  the  Company  on  a  timely  basis.  Advisor  shall  also  make  himself  available  to  answer questions, provide advice and provide Services to the Company upon reasonable request and notice from the  Company.  As  an  Advisor,  Advisor  does  not  have  authority  to  vote  on  corporate  matters.  Advisory  is deemed an independent contractor per section six (6) of this Agreement.

3.   Compensation and Expenses.

a.  Compensation. As  full  and  complete  consideration  of  the  Services  to  be  rendered  hereunder,  the

Company shall pay Advisor the Compensation described on Exhibit A attached hereto.

b.  Out  of  Pocket  Expenses/Reimbursement  of  Expenses. Company  shall  not  reimburse  Advisor  for any  out  of  pocket  expenses  and  costs  incurred  by  Advisor  in  connection  with  any  Services  specifically requested by Company and actually performed by Advisor pursuant to the terms of this Agreement.

c. The terms and compensation of this Advisory Board Agreement are deemed confidential.

4.   Confidentiality; Proprietary Information; Work Product; Non-Disclosure.

a.   Confidential   Information.    As   used   in   this   Agreement,   “Confidential   Information”   means   all

nonpublic information disclosed by or relating to the Company  that  is  designated as  confidential  or  that,

given the nature of the information or the circumstances surrounding its disclosure, reasonably should be considered  as  confidential.  Confidential  Information  includes  any  information  Company  has  conceived,

developed  and  owns,  and  continues  to  conceive  and  develop,  certain  property  rights  and  information,

including  but  not  limited  to  its  business  plans,  strategies,  objectives,  and  ideas,  client  and  customer

information,   financial   projections,   marketing   plans,   marketing   materials,   logos,   and   designs,   sales

information, business development strategies, product plans and designs and deployment, technical data,

inventions,  future  inventions,  processes,  methods,  data,  know-how,  algorithms,  formulae,  franchises,

databases,   computer   programs,   computer   software,   user   interfaces,   source   codes,   object   codes,

architectures  and  structures,  display  screens,  layouts,  development  tools  and  instructions,  templates,  and other  trade  secrets,  trade  names,  trademarks,  copyrights,  patents,  other  intellectual  property,  intangible assets and industrial or proprietary property rights which may or may not be related directly or indirectly to  Company's  software  business  and  all  documentation,  media  or  other  tangible  embodiment  of  or relating  to  any  of  the  foregoing  and  all  proprietary  rights  therein  of  Company  (all  of  which  are hereinafter  referred  to  as  the  "Proprietary  Information").  Although  certain  information  may  be  generally known in the relevant industry, the fact that Company uses it may not be so known. In such instance, the knowledge  that  Company  uses  the  information  would  comprise  Proprietary  Information.  Furthermore,

the  fact  that  various  fragments  of  information  or  data  may  be  generally  known  in  the  relevant  industry does  not  mean  that  the  manner  in  which  Company  combines  them,  and  the  results  obtained  thereby,  are known. In such instance, that would also comprise Proprietary Information.

____________________________________________________________________________________________________

Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com

Eclipse Identity Recognition Corporation

Advisory Board Agreement

Joseph K. Petter

____________________________________________________________________________________

b.  General  Restrictions  on  Use  on  Confidential  and  Proprietary  Information. Advisor  agrees  to hold  all  Confidential  and  Proprietary  Information  in  confidence  and  not  to,  directly  or  indirectly,

disclose,  use,  copy,  publish,  summarize,  or  remove  from  Company's  premises  any  Confidential  or

Proprietary  Information  (or  remove  from  the  premises  any  other  property  of  Company),  except  (i)

during   the   consulting   relationship   to   the   extent   authorized   and   necessary   to   carry   out   Advisor's

responsibilities  under  this Agreement,  and  (ii)  after  termination  of  the  consulting  relationship,  only  as specifically  authorized  in  writing  by  Company.  Notwithstanding  the  foregoing,  such  restrictions  shall not  apply  to:  (x)  information  which  Advisor  can  show  was  rightfully  in  Advisor's  possession  at  the  time of  disclosure  by  Company;  (y)  information  which  Advisor  can  show  was  received  from  a  third  party who  lawfully  developed  the  information  independently  of  Company  or  obtained  such  information  from

Company under conditions which did not require that it be held in confidence; or (z) information which,

at the time of disclosure, is generally available to the public.

c.  Ownership  of  Work  Product. All  Work  Product  shall  be  considered  work(s)  made  by  Advisor  for hire  for  Company  and  shall  belong  exclusively  to  Company  and  its  designees.  If  by  operation  of  law,

any of the Work Product, including all related intellectual property rights, is not owned in its entirety by

Company  automatically  upon  creation  thereof,  then  Advisor  agrees  to  assign,  and  hereby  assigns,  to

Company  and  its  designees  the  ownership  of  such  Work  Product,  including  all  related  intellectual property  rights.  "Work  Product"  shall  mean  any  writings  (including  excel,  power  point,  word,  PDF,

emails,  etc.),  programming,  documentation,  data  compilations,  reports,  plans,  designs,  drawings,  and any  other  media,  materials,  or  other  objects  produced  as  a  result  of  Advisor's  work  or  delivered  by

Advisor in the course of performing that work.

d.  Incidents  and  Further  Assurances. Company  may  obtain  and  hold  in  its  own  name  copyrights,

registrations,  and  other  protection  that  may  be  available  in  the  Advisor.  Advisor  agrees  to  provide  any assistance  required  to  perfect  such  protection.  Advisor  agrees  to  also  take  all  reasonable  measures  to

avoid   disclosure,   dissemination   or   unauthorized   use   of   Confidential   Information,   including,   at   a

minimum,  those  measures  it  takes  to  protect  his  own  confidential  information  of  a  similar  nature.

Advisor  agrees  to  take  sure  further  actions  and  execute  and  deliver  such  further  agreements  and  other instruments  as  Company  may  reasonably  request  to  give  effect  to  this  Section  4.  Advisor  will  segregate

Confidential   Information   from   the   confidential   materials   of   third   parties   to   prevent   commingling.

Advisor  may  use  Confidential  Information  only  in  pursuance  of  his  relationship  with  the  Company.

Except  as  expressly  provided  in  this  Agreement,  Advisor  will  not  disclose  Confidential  Information  to anyone without Company’s prior written consent.

e.   Return   of   Proprietary   Information. Upon   termination   of   this Agreement,   Advisor   shall   upon

request   by   the   Company   promptly   deliver   to   Company   at   Company’s   sole   cost   and   expense,   all

drawings, designs, blueprints, manuals, specification documents, documentation, source or object codes,

tape discs and any other storage media, letters, notes, notebooks, reports, flowcharts, plans, and all other materials in its possession or under its control relating to the Proprietary Information and/or Services, as well  as  all  other  property  belonging  to  Company  which  is  then  in  Advisor's  possession  or  under  its control.  Notwithstanding  the  foregoing,  Advisor  shall  retain  ownership  of  all  works  owned  by  Advisor

____________________________________________________________________________________________________

Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com

Eclipse Identity Recognition Corporation

Advisory Board Agreement

Joseph K. Petter

____________________________________________________________________________________

prior  to  commencing  work  for  Company  hereunder,  subject  to  Company's  nonexclusive,  perpetual,  paid up right and license to use such works in connection with its use of the Services and any Work Product.

f. Remedies/Additional Confidentiality Agreements. Nothing in this Section 4 is intended to limit any remedy  of  Company  under  applicable  state  or  federal  law.  At  the  request  of  Company,  Advisor  shall

also   execute   Company's   standard   "Confidentiality Agreement"   or   similarly   named agreement as

such agreement is currently applied to and entered into by Company's most recent employees.

5.  Non-Compete. During  the  Term,  Advisor  shall  provide  the  Company  with  prior  written  notice  if

Advisor  intends  to  provide  any  services,  as  an  employee,  consultant  or  otherwise,  to  any  person,

company or entity that competes directly with the Company, which written notice shall include the name of  the  competitor.  During  the  period  of  twelve  (12)  months  post  termination  date  of  this Agreement,

Advisor  shall  provide  the  Company  with  written  notice  any  time  that  Advisor  provides  any  services,  as an  employee,  consultant  or  otherwise,  to  any  person,  company  or  entity  that  competes  directly  with  the

Company.  Notwithstanding  anything  to  the  contrary  contained  herein,  Company  hereby  consents  to

Consultant providing services, as an employee, consultant or otherwise, to the following companies.

6.    Independent  Contractor;  No  Conflict. It  is  understood  and  agreed,  and  it  is  the  intention  of  the parties  hereto,  that  Advisor  is  an  independent  contractor,  and  not  the  employee,  agent,  joint  venturer,  or partner of Company for any purposes whatsoever. This Agreement shall not be interpreted as creating an

association,   joint   venture,   or   partnership   relationship   between   the   parties   or   as   imposing   any

employment,  or  partnership  obligation,  or  liability  on  any  party.  Advisor  shall  not  be  entitled  to,  and shall not attempt to, create or assume any obligation, express or implied, on behalf of Company. Advisor

is skilled in providing the Services.   To the extent necessary, Advisor shall be solely responsible for any

and   all   taxes   related   to   the   receipt   of   any   compensation   under   this Agreement.   Advisor   hereby

represents,   warrants   and   covenants   that   Advisor   has   the   right,   power   and   authority   to   enter   into

this Agreement and that neither the execution nor delivery of this Agreement, nor the performance of the

Services  by  Advisor  will  conflict  with  or  result  in  a  breach  of  the  terms,  conditions  or  provisions  of,  or

constitute   a   default   under,   any   contract,   covenant   or   instrument   under   which   Advisor   is   now   or

hereinafter becomes obligated.

7.   Miscellaneous.

a.  Notices. All  notices  required  under  this Agreement shall  be  deemed  to  have  been  given  or  made  for all purposes upon receipt of such written notice or communication. Notices to each party shall be sent to the  address  set  forth  below  the  party's  signature  on  the  signature  page  of  this Agreement.  Either  party hereto may change the address to which such communications are to be directed by giving written notice to the other party hereto of such change in the manner provided above.

b.  Entire Agreement. This Agreement and  any  documents  attached  hereto  as  Exhibits  or  Appendices constitute  the  entire agreement and  understanding  between  the  parties  with  respect  to  the  subject  matter herein  and  therein,  and  supersede  and  replace  any  and  all  prior  agreements  and  understandings,  whether

____________________________________________________________________________________________________

Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com

Eclipse Identity Recognition Corporation

Advisory Board Agreement

Joseph K. Petter

____________________________________________________________________________________

oral  or  written  with  respect  to  such  matters.  The  provisions  of  this Agreement may  be  waived,  altered,

amended or replaced in whole or in part only upon the written consent of both parties to this Agreement.

c.  Severability,  Enforcement. If,  for  any  reason,  any  provision  of  this Agreement shall  be  determined to  be  invalid  or  inoperative,  the  validity  and  effect  of  the  other  provisions  herein  shall  not  be  affected thereby,  provided  that  no  such  severability  shall  be  effective  if  it  causes  a  material  detriment  to  any party.

d.  Governing  Law. The  Agreement,  and  the  performance  or  breach  thereof,  shall  be  governed  by,

construed  and  interpreted  in  accordance  with  the  laws  of  the  State  of  California,  United  States  of

America, without giving effect to principles of conflicts of law.

Any  dispute,  controversy,  claim,  or  difference  arising  out  of,  or  in  connection  with,  or  resulting  from  this

Agreement,  its  application  or  interpretation,  or  a  breach  thereof,  which  cannot  be  settled  amicably  by  the parties,  shall  be  resolved  definitively  and  exclusively  by  arbitration  under  the  Rules  of  Procedure  of  the

American  Arbitration  Association  (the  "Rules")  then  prevailing  for  which  arbitration  shall  determine location for arbitration.  Arbitration shall be by a single arbitrator chosen by the parties, provided that if the parties  fail  to  agree  and  to  appoint  such  single  arbitrator  within  thirty  (30)  calendar  days  after  demand  for

arbitration,  then  the  arbitrator  shall   be  chosen  in  accordance  with  the  Rules.     It   is  agreed  that  all

documentary submissions, presentations, and proceedings shall be in the English language.  The decision of the  arbitrator  shall  be  final  and  binding  on  the  parties,  and  judgment  upon  any  award  rendered  may  be entered in any court having jurisdiction thereof.

e.  Injunctive  Relief. The parties agree that in the event  of  any  breach  or threatened breach of any of the covenants  in  Section  4,  the  damage  or  imminent  damage  to  the  value  and  the  goodwill  of  Company's business will be irreparable and extremely difficult to estimate, making any remedy at law or in damages inadequate.  Accordingly,  the  parties  agree  that  Company  shall  be  entitled  to  injunctive  relief  against

Advisor  in  the  event  of  any  breach  or  threatened  breach  of  any  such  provisions  by  Advisor,  in  addition to  any  other  relief  (including  damages)  available  to  Company  under  this Agreement or  under  applicable state or federal law for which Arbitrator shall award accordingly, including any costs and attorneys’ fees incurred in connection with the arbitration.

f. Publicity. The Company shall, with prior written approval by Advisor, have the right to use the name,

biography and picture of Advisor on the Company’s website, marketing and advertising materials.

____________________________________________________________________________________________________

Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com

Eclipse Identity Recognition Corporation

Advisory Board Agreement

Joseph K. Petter

____________________________________________________________________________________

Exhibit A to Advisory Board Agreement

Duties and Responsibilities

As a member of the Advisory Board, your duties and responsibilities shall be to:

❖ Participate at least one (1) full day a month on conference calls or meetings or strategy review sessions.

❖ Participate and attend possible conference, trade shows, business meetings, or other engagements as deemed necessary by CEO of Company.

❖ Be accessible to Company to provide guidance and render advice on business strategy issues, not limited to business development, corporate, financial, marketing, sales, product, and technology issues on an as-needed basis.

❖Unlimited reasonable access via phone/email for questions, advice, mentoring.

❖Advocates to angel or VC investors and/or financing.

Compensation

In consideration for the services to be rendered by you as an Advisory Board member, you shall be compensated as follows:

❖Subject to approval of the Company’s Board of Directors, Advisor shall be granted  twenty five thousand_(25,000) shares (“ Shares”) of the Company's Common Stock to vest equally over three (3)

years starting from the Appointment Date with full accelerated vesting when Company is acquired/sold within three (3) years.

____________________________________________________________________________________________________

Eclipse Identity Recognition Corporation * 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States *

* Tel: 408-916-1480 * Fax: 408-317-1717 * www.eclipseir.com *

* Fax, mail or email sign document to: legal@eclipseir.com